UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ________________________________
Form 8-K

Current Report

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): November 17, 2005
Dollar Financial Corp. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)
1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)
Dollar Financial Group, Inc. (Exact name of registrant as specified in charter)
Not Applicable (Former name or former address, if changed since last report)
NEW YORK (State or Other Jurisdiction of Incorporation or Organization)	333-18221 (Commission file number)	13-2997911 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 310, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K is filed by Dollar Financial Corp., a Delaware corporation (the "Company"), pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and by the Company's wholly-owned subsidiary, Dollar Financial Group, Inc., a New York corporation ("Group") pursuant to Section 15(d) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Effective December 31, 2004, the Company established the Dollar Financial Corp. Deferred Compensation Plan (the “Plan”). The Plan is a non-tax qualified, deferred compensation plan available to a select group of managers or highly compensated employees of the Company and its affiliates, to enable them to save for retirement by deferring up to fifty percent of their compensation and/ or one hundred percent of their bonus earned in each year. The Plan also allows for discretionary contributions by the Company on behalf of certain participants. A copy of the Plan is attached hereto as Exhibit 10.1. Under the Plan, compensation and/or bonus amounts may be deferred until termination of employment or other specified dates participants may choose. The account of any participant in the Plan, and the right of such participant to receive distributions from his or her account, are considered an unsecured claim against the general assets of the Company and Group.

On November 17, 2005 the Compensation Committee of the Board of Directors of the Company approved contributions (the “Contributions”) of certain management bonuses to the Plan to be made on behalf of certain members of Company management in the aggregate amount of $699,331. The Contributions included contributions in the specified amounts to the Plan on behalf of the following Named Executive Officers of the Company:

Jeffrey A. Weiss	$178,750
Donald Gayhardt	$107,500
Randy Underwood	$61,875
Sydney Franchuk	$36,520
Cameron Hetherington	$42,372

The aggregate Contributions were included in accrued expenses and other liabilities on the Company’s consolidated balance sheet for the fiscal year ending June 30, 2005.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits.

10.1	Dollar Financial Corp. Deferred Compensation Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.

Date: November 21, 2005	By:/s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer

DOLLAR FINANCIAL GROUP, INC.

Date: November 21, 2005	By:/s/ Randy Underwood

Randy Underwood

Executive Vice President and Chief

Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Dollar Financial Corp. Deferred Compensation Plan.